Exhibit 99.(g)(1)(C)(i)

February 28, 2014

Mary Jean Milner

Managing Director

BNY Mellon

1 Wall Street, 16th Floor

New York, NY 10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, and Fund Accounting Agreement, each dated January 6, 2003, the Cash Reserve Agreement, dated March 31, 2003, the Custody & Fund Accounting Fee Schedule For ING Funds and the Global Securities Fee Schedule For ING Funds, each effective January 1, 2008, and the Letter of Instruction and Indemnification Agreement In Connection With Signature Guarantees and Signature Verifications, dated January 12, 2011, (collectively, the “Agreements”), we hereby notify you of the changes on the Amended Exhibit A to the Agreements. This Amended Exhibit A supersedes the previous Amended Exhibit A, from March 28, 2013.

The Amended Exhibit A has also been updated: 1) to reflect the name changes for ING Pioneer Fund Portfolio to ING Multi-Manager Large Cap Core Portfolio, ING International Growth Fund to ING Multi-Manager International Equity Fund, ING Index Plus MidCap Fund to ING SMID Cap Equity Fund, ING Davis New York Venture Portfolio to ING Columbia Contrarian Core Portfolio, ING Invesco Van Kampen Comstock Portfolio to ING Invesco Comstock Portfolio, ING Invesco Van Kampen Equity and Income Portfolio to ING Invesco Equity and Income Portfolio, ING Solution Growth Portfolio to ING Solution Balanced Portfolio, ING Solution Aggressive Growth Portfolio to ING Solution Moderately Aggressive Portfolio, ING Solution Moderate Portfolio to ING Solution Moderately Conservative Portfolio, and ING WisdomTreeSM Global High-Yielding Equity Index Portfolio to ING Global Value Advantage Portfolio; and 2) to reflect the removal of ING Value Choice Fund, ING International Value Choice Fund, ING Growth and Index Core Portfolio, ING DFA Global Allocation Portfolio, ING Goldman Sachs Commodity Strategy Portfolio, ING Oppenheimer Active Allocation Portfolio, and ING GET U.S. Core Portfolios – Series 12 and Series 13, because these series recently liquidated, merged away, or matured.

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7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034	Tel: 480-477-3000 Fax: 480-477-2700 www.ingfunds.com	ING Mutual Funds ING Investors Trust ING Partners, Inc.

Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below. If you have any questions, please contact me at (480) 477-2190.

Sincerely,

By:	/s/ Todd Modic
Name:	Todd Modic
Title:	Senior Vice President ING Mutual Funds ING Investors Trust ING Partners, Inc.

ACCEPTED AND AGREED TO:

The Bank of New York Mellon

By:	/s/ Mary Jean Milner
Name:	Mary Jean Milner
Title:	Managing Director, Duly Authorized

AMENDED EXHIBIT A

Fund	Effective Date
ING Asia Pacific High Dividend Equity Income Fund	March 27, 2007

ING Balanced Portfolio, Inc.
ING Balanced Portfolio	July 7, 2003

ING Corporate Leaders Trust Fund
ING Corporate Leaders Trust – Series A	May 17, 2004
ING Corporate Leaders Trust – Series B	May 17, 2004

ING Emerging Markets High Dividend Equity Fund	April 26, 2011

ING Equity Trust
ING Growth Opportunities Fund	June 9, 2003
ING Large Cap Value Fund	December 4, 2007
ING MidCap Opportunities Fund	June 9, 2003
ING Mid Cap Value Fund	September 30, 2011
ING Real Estate Fund	June 9, 2003
ING SmallCap Opportunities Fund	June 9, 2003

ING Funds Trust
ING GNMA Income Fund	April 7, 2003
ING High Yield Bond Fund	April 7, 2003
ING Intermediate Bond Fund	April 7, 2003
ING Short Term Bond Fund	December 17, 2012
ING Strategic Income Fund	October 15, 2012

ING Global Advantage and Premium Opportunity Fund	October 27, 2005

ING Global Equity Dividend and Premium Opportunity Fund	March 28, 2005

ING Infrastructure, Industrials and Materials Fund	January 26, 2010

ING International High Dividend Equity Income Fund	August 28, 2007

ING Intermediate Bond Portfolio	July 7, 2003

ING Investors Trust
ING American Funds Asset Allocation Portfolio	April 28, 2008
ING American Funds Global Growth and Income Portfolio	December 14, 2010
ING American Funds International Growth and Income Portfolio	December 14, 2010
ING American Funds International Portfolio	September 2, 2003
ING American Funds World Allocation Portfolio	September 15, 2008
ING BlackRock Health Sciences Opportunities Portfolio	May 3, 2004
ING BlackRock Inflation Protected Bond Portfolio	April 30, 2007
ING BlackRock Large Cap Growth Portfolio	January 6, 2003
ING Bond Portfolio	November 9, 2007
ING Clarion Global Real Estate Portfolio	January 3, 2006

Fund	Effective Date
ING Clarion Real Estate Portfolio	January 3, 2006
ING DFA World Equity Portfolio	August 20, 2007
ING FMRSM Diversified Mid Cap Portfolio	January 6, 2003
ING Franklin Income Portfolio	April 28, 2006
ING Franklin Mutual Shares Portfolio	April 30, 2007
ING Franklin Templeton Founding Strategy Portfolio	April 30, 2007
ING Global Perspectives Portfolio	May 1, 2013
ING Global Resources Portfolio	January 13, 2003
ING High Yield Portfolio	November 5, 2003
ING Invesco Growth and Income Portfolio	January 13, 2003
ING JPMorgan Emerging Markets Equity Portfolio	January 13, 2003
ING JPMorgan Small Cap Core Equity Portfolio	January 13, 2003
ING Large Cap Growth Portfolio	May 3, 2004
ING Large Cap Value Portfolio	May 11, 2007
ING Limited Maturity Bond Portfolio	January 6, 2003
ING Liquid Assets Portfolio	January 6, 2003
ING Marsico Growth Portfolio	January 13, 2003
ING MFS Total Return Portfolio	January 13, 2003
ING MFS Utilities Portfolio	April 29, 2005
ING Morgan Stanley Global Franchise Portfolio	January 13, 2003
ING Multi-Manager Large Cap Core Portfolio	April 29, 2005
ING Retirement Conservative Portfolio	August 12, 2009
ING Retirement Growth Portfolio	August 12, 2009
ING Retirement Moderate Growth Portfolio	August 12, 2009
ING Retirement Moderate Portfolio	August 12, 2009
ING T. Rowe Price Capital Appreciation Portfolio	January 13, 2003
ING T. Rowe Price Equity Income Portfolio	January 13, 2003
ING T. Rowe Price International Stock Portfolio	April 29, 2005
ING Templeton Global Growth Portfolio	January 13, 2003
ING Total Return Bond Portfolio	January 13, 2003
ING U.S. Stock Index Portfolio	November 5, 2003

ING Money Market Portfolio
ING Money Market Portfolio	July 7, 2003

ING Mutual Funds
ING Diversified Emerging Markets Debt Fund	October 15, 2012
ING Diversified International Fund	December 7, 2005
ING Emerging Markets Equity Dividend Fund	December 7, 2005
ING Emerging Markets Equity Fund	September 30, 2011
ING Global Bond Fund	June 19, 2006
ING Global Equity Dividend Fund	September 2, 2003
ING Global Natural Resources Fund	November 3, 2003
ING Global Opportunities Fund	July 1, 2003
ING Global Perspective Fund	March 28, 2013
ING Global Real Estate Fund	November 3, 2003
ING International Core Fund	February 1, 2011
ING International Real Estate Fund	February 28, 2006
ING International Small Cap Fund	November 3, 2003

Fund	Effective Date
ING International Value Equity Fund	November 3, 2003
ING Multi-Manager International Equity Fund	December 15, 2010
ING Russia Fund	November 3, 2003

ING Partners, Inc.
ING American Century Small-Mid Cap Value Portfolio	January 10, 2005
ING Baron Growth Portfolio	January 10, 2005
ING Columbia Contrarian Core Portfolio	January 10, 2005
ING Columbia Small Cap Value II Portfolio	April 28, 2006
ING Fidelity® VIP Contrafund® Portfolio	November 15, 2004
ING Fidelity® VIP Equity-Income Portfolio	November 15, 2004
ING Fidelity® VIP Mid Cap Portfolio	November 15, 2004
ING Global Bond Portfolio	January 10, 2005
ING Index Solution 2015 Portfolio	March 7, 2008
ING Index Solution 2020 Portfolio	September 28, 2011
ING Index Solution 2025 Portfolio	March 7, 2008
ING Index Solution 2030 Portfolio	September 28, 2011
ING Index Solution 2035 Portfolio	March 7, 2008
ING Index Solution 2040 Portfolio	September 28, 2011
ING Index Solution 2045 Portfolio	March 7, 2008
ING Index Solution 2050 Portfolio	September 28, 2011
ING Index Solution 2055 Portfolio	December 4, 2009
ING Index Solution Income Portfolio	March 7, 2008
ING Invesco Comstock Portfolio	January 10, 2005
ING Invesco Equity and Income Portfolio	January 10, 2005
ING JPMorgan Mid Cap Value Portfolio	January 10, 2005
ING Oppenheimer Global Portfolio	January 10, 2005
ING PIMCO Total Return Portfolio	January 10, 2005
ING Pioneer High Yield Portfolio	December 7, 2005
ING Solution 2015 Portfolio	April 29, 2005
ING Solution 2020 Portfolio	September 28, 2011
ING Solution 2025 Portfolio	April 29, 2005
ING Solution 2030 Portfolio	September 28, 2011
ING Solution 2035 Portfolio	April 29, 2005
ING Solution 2040 Portfolio	September 28, 2011
ING Solution 2045 Portfolio	April 29, 2005
ING Solution 2050 Portfolio	September 28, 2011
ING Solution 2055 Portfolio	December 4, 2009
ING Solution Aggressive Portfolio	May 1, 2013
ING Solution Balanced Portfolio	June 29, 2007
ING Solution Conservative Portfolio	April 30, 2010
ING Solution Income Portfolio	April 29, 2005
ING Solution Moderately Aggressive Portfolio	April 30, 2010
ING Solution Moderately Conservative Portfolio	June 29, 2007
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	January 10, 2005
ING T. Rowe Price Growth Equity Portfolio	January 10, 2005
ING Templeton Foreign Equity Portfolio	November 30, 2005

Fund	Effective Date

ING Risk Managed Natural Resources Fund	October 24, 2006

ING Separate Portfolios Trust
ING Emerging Markets Corporate Debt Fund	July 20, 2012
ING Emerging Markets Hard Currency Debt Fund	July 20, 2012
ING Emerging Markets Local Currency Debt Fund	July 20, 2012
ING Investment Grade Credit Fund	May 16, 2007
ING Retirement Solution 2020 Fund	December 19, 2012
ING Retirement Solution 2025 Fund	December 19, 2012
ING Retirement Solution 2030 Fund	December 19, 2012
ING Retirement Solution 2035 Fund	December 19, 2012
ING Retirement Solution 2040 Fund	December 19, 2012
ING Retirement Solution 2045 Fund	December 19, 2012
ING Retirement Solution 2050 Fund	December 19, 2012
ING Retirement Solution 2055 Fund	December 19, 2012
ING Retirement Solution Income Fund	December 19, 2012

ING Series Fund, Inc.
ING Capital Allocation Fund	June 2, 2003
ING Core Equity Research Fund	June 9, 2003
ING Corporate Leaders 100 Fund	June 11, 2008
ING Global Target Payment Fund	March 5, 2008
ING Large Cap Growth Fund	February 29, 2012
ING Money Market Fund	June 2, 2003
ING Small Company Fund	June 9, 2003
ING SMID Cap Equity Fund	June 9, 2003

ING Strategic Allocation Portfolios, Inc.
ING Strategic Allocation Conservative Portfolio	July 7, 2003
ING Strategic Allocation Growth Portfolio	July 7, 2003
ING Strategic Allocation Moderate Portfolio	July 7, 2003

ING Variable Funds
ING Growth and Income Portfolio	July 7, 2003

ING Variable Insurance Trust
ING GET U.S. Core Portfolio – Series 14	December 21, 2006

ING Variable Portfolios, Inc.
ING Australia Index Portfolio	February 28, 2011
ING Emerging Markets Index Portfolio	November 30, 2011
ING Euro STOXX 50® Index Portfolio	August 3, 2009
ING FTSE 100 Index® Portfolio	August 3, 2009
ING Global Value Advantage Portfolio	January 16, 2008
ING Hang Seng Index Portfolio	May 1, 2009
ING Index Plus LargeCap Portfolio	July 7, 2003
ING Index Plus MidCap Portfolio	July 7, 2003
ING Index Plus SmallCap Portfolio	July 7, 2003

Fund	Effective Date
ING International Index Portfolio	March 4, 2008
ING Japan TOPIX Index® Portfolio	August 3, 2009
ING Russell™ Large Cap Growth Index Portfolio	May 1, 2009
ING Russell™ Large Cap Index Portfolio	March 4, 2008
ING Russell™ Large Cap Value Index Portfolio	May 1, 2009
ING Russell™ Mid Cap Growth Index Portfolio	May 1, 2009
ING Russell™ Mid Cap Index Portfolio	March 4, 2008
ING Russell™ Small Cap Index Portfolio	March 4, 2008
ING Small Company Portfolio	July 7, 2003
ING U.S. Bond Index Portfolio	March 4, 2008

ING Variable Products Trust
ING International Value Portfolio	November 3, 2003
ING MidCap Opportunities Portfolio	October 6, 2003
ING SmallCap Opportunities Portfolio	October 6, 2003